Exhibit 10.1

EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”) is made and entered into as of __, 2025 (the “Execution Date”), by and between EON Resources Inc., f/k/a HNR Acquisition Corp., a Delaware corporation (the “Company”), and _______ (the “Noteholder”). The Company and the Noteholder are sometimes collectively referred to herein as the “Parties” and individually as a “Party.”

WHEREAS, the Company has previously issued to the Noteholder that certain private loan(s) (the “Loan”), as well as certain Common Stock Warrants (the “Warrants” and collectively with the Loans, the “Securities”) as listed in amounts and dates below; and

WHEREAS, the Parties desire to exchange the Securities for a $___,000 Convertible Promissory Note issued by the Company in the form attached hereto as Exhibit A (the “Note”).

Instrument	Amount	Date
Loan

Warrants

Total Note

NOW, THEREFORE, in consideration of the mutual covenants, agreements and understandings herein contained, the Parties hereby agree as follows:

SECTION 1. Exchange of Securities.

1.1 The Exchange. Subject to the terms and conditions set forth in this Agreement, on the Closing Date (as defined below) the Noteholder shall assign, transfer and deliver to the Company all of the Noteholder’s right, title and interest in and to all of the Securities against the issuance and delivery of the Note by the Company, which shall be in full satisfaction of all obligations of the Company under the Securities.

1.2 Closing. The closing of the transaction contemplated hereunder (the “Closing”) shall take place on the Execution Date (or such other date as is mutually agreed to by the Company and the Noteholder) (the “Closing Date”), provided that the representations and warranties made by the Company in Section 2 of this Agreement and by the Noteholder in Section 3 of this Agreement are true and correct on the Closing Date as if made on the Closing Date. At the Closing:

(a) The Noteholder shall deliver the Securities to the Company, and the Company shall cancel the Securities upon receipt; and

(b) The Company shall deliver the Note to the Noteholder, against delivery of the Securities pursuant to subsection (a) above.

SECTION 2. Representations and Warranties of the Company. As a material inducement to the Noteholder to enter into this Agreement, the Company hereby represents and warrants to the Noteholder that the following statements are true and correct as of the Execution Date and will be true and correct as of the Closing Date.

2.1 Organization, Corporate Power and Licenses. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Agreement.

2.2 Authorization; No Breach. The execution, delivery and performance of this Agreement has been duly authorized by the Company. This Agreement constitutes the legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors’ rights generally and general principles of equity and there is no litigation challenging the enforceability of this Agreement in accordance with its terms. The execution and delivery by the Company of this Agreement and the exchange of the Securities for the issuance of the Note by the Company in accordance with the terms of this Agreement does not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) result in a violation of, or (iii)  require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with (other than any consent that has been obtained on or prior to the Execution Date, and other than required filings with the Securities and Exchange Commission (the “Commission”)), any third party or any court or administrative or governmental body or agency pursuant to, (A) the Company’s certificate of incorporation or bylaws, or (B) any law, statute, rule or regulation to which the Company is subject, or any material agreement, instrument, order, judgment or decree to which the Company is subject.

2.3 Investment Company Act. The Company is not and, after giving effect to the transactions contemplated by this Repurchase Agreement, will not be required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

2.4 Valid Issuance. The shares of Company common stock underlying the Note (the “Shares”) have been duly and validly authorized. Upon the issuance of the Shares upon the due conversion of the Note in accordance with the terms thereof, the Shares will be validly issued, fully paid and nonassessable and free and clear of all encumbrances and restrictions, except for restrictions on transfer imposed by applicable securities laws and except for those created by the Noteholder. As of the Closing, the Company will have reserved a sufficient number of shares of Common Stock for issuance of the Shares upon conversion of the Note.

2.5 Broker’s Fees. Neither the Company nor any of its officers or directors has retained or authorized any investment banker, broker, finder or other intermediary to act on behalf of the Company or incurred any liability for any banker’s, broker’s or finder’s fees or commissions in connection with the transactions contemplated by this Agreement whose fees would be payable by the Noteholder.

SECTION 3. Representations and Warranties of the Noteholder. As a material inducement to the Company to enter into this Agreement, the Noteholder hereby represents and warrants to the Company that the following statements are complete and accurate as of the Execution Date and will be complete and accurate as of the Closing Date:

3.1 Organization; Power. The Noteholder is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization. The Noteholder possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement.

3.2 Authorization; No Breach. The execution, delivery and performance of this Agreement has been duly authorized by the Noteholder. Assuming that this Agreement constitutes the legal, valid and binding obligation of the Company, then this Agreement constitutes the legal, valid, and binding obligation of the Noteholder, enforceable against the Noteholder in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors’ rights generally and general principles of equity and there is no litigation challenging the enforceability of this Agreement in accordance with its terms. The execution and delivery by the Noteholder of this Agreement and the exchange of the Securities by the Noteholder in accordance with the terms of this Agreement, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) result in a violation of, or (iii) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any third party or any court or administrative or governmental body or agency pursuant to (A) the Noteholder’s organizational documents or (B) any law, statute, rule or regulation to which the Noteholder is subject, or any material agreement, instrument, order, judgment or decree to which the Noteholder is subject.

3.3 Full Satisfaction of Obligations under the Exchange Securities. The Noteholder acknowledges that upon receipt of the Note the obligations of the Company to the Noteholder under the Securities have been satisfied in full and no accrued and unpaid interest shall be payable on such Securities to the Noteholder.

3.4 Broker’s Fees. Neither the Noteholder nor any of its officers or directors has retained or authorized any investment banker, broker, finder or other intermediary to act on behalf of the Noteholder or incurred any liability for any banker’s, broker’s or finder’s fees or commissions in connection with the transactions contemplated by this Agreement whose fees would be payable by the Company.

3.5 Purchase Entirely for Own Account. The Note to be received by the Noteholder hereunder will be acquired for the Noteholder’s own account and not for the account of others or as nominee or agent, and not with a view to, or for, resale, distribution, syndication, or fractionalization thereof, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, however, to the Noteholder’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws.

3.6 Restricted Securities. The Noteholder understands that the Note is characterized as a “restricted security” under the U.S. federal securities laws inasmuch as it is being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain circumstances, and may contain a legend to such extent.

3.7 Accredited Investor. The Noteholder is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the Securities Act.

3.8 No General Solicitation. The Noteholder did not enter into this Agreement or otherwise acquire the Securities as a result of any general solicitation or general advertising.

SECTION 4. Other Agreements.

4.1 Survival of Representations and Warranties. The representations and warranties set forth in Sections 2 and 3 of this Agreement and the Schedules attached hereto shall survive for a period of three years after the Closing Date.

4.2 Further Assurances. In case at any time after the Closing Date any further action is necessary or desirable to carry out the purposes of this Agreement or the transactions contemplated hereby, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party may reasonably request.

4.3 If the Noteholder provides the Company (which shall be at the cost of the Company), with (i) an opinion of counsel in form, substance and scope customary for opinions in comparable transactions, to the effect that a public sale or transfer of any Shares under the Note may be made without registration under the Securities Act and such sale or transfer is effected or (ii) the Buyer provides reasonable assurances that such Shares can be sold pursuant to Rule 144, the Company shall permit the transfer, and promptly instruct its transfer agent to issue one or more certificates, free from restrictive legend, in such name and in such denominations as specified by the Noteholder or, in the sole discretion of the Noteholder, the Company shall take all action necessary to ensure that such Shares are transferred electronically as DWAC shares. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Noteholder, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Noteholder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required. This provision shall survive, including after the termination of this Agreement, for a period of three years.

SECTION 5. Termination.

5.1 Termination may occur:

(a) Prior to Closing by the mutual written consent of the Parties;

(b) Prior to Closing by the Company if there has been a material misrepresentation, material breach of warranty by the Noteholder in the representations and warranties set forth in this Agreement; or

(c) Prior to Closing by the Noteholder if there has been a material misrepresentation, material breach of warranty by the Company in the representations and warranties set forth in this Agreement.

SECTION 6. Miscellaneous.

6.1 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the application of any such provision to any person or circumstance shall be held to be prohibited by, illegal or unenforceable under applicable law in any respect by a court of competent jurisdiction, such provision shall be ineffective only to the extent of such prohibition or illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

6.2 Counterparts. This Agreement may be executed simultaneously in counterparts (including by means of telecopied signature pages), any one of which need not contain the signatures of more than one Party, but all such counterparts taken together shall constitute one and the same Agreement.

6.3 Entire Agreement. This Agreement and the agreements and documents referred to herein contain the entire agreement and understanding between the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, relating to such subject matter in any way (including, without limitation, the Term Sheet).

6.4 Costs and Expenses. The Company shall reimburse Noteholder for its reasonable legal fees incurred in connection with the transactions contemplated by this Agreement.

6.5 Governing Law; Dispute Resolution. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California without regard to the principles of conflicts of law. Each of the Company and the Investor hereby submits to the exclusive jurisdiction of the United States federal and state courts located in Los Angeles, California, with respect to any dispute arising under the Transaction Documents or the transactions contemplated thereby. The Company and the Investor hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other in respect of any matter arising out of or in connection with this agreement. Any dispute, controversy, difference or claim that may arise between the Company and the Investor in connection with Agreement; and all claims arising out of or relating to the validity, construction, interpretation, enforceability, breach, performance, application or termination of this Agreement), shall be submitted to binding arbitration governed by the rules of the American Arbitration Association. The seat of the arbitration shall be in the State and County of New York. There shall be only one arbitrator selected in accordance with the rules of the American Arbitration Association. The arbitration shall be conducted in English and may be conducted in a virtual setting. The arbitrator’s decision shall be final and binding and judgment may be entered thereon. Provided a Party has made a sufficient showing under applicable law, the arbitrator shall have the freedom to invoke, and the Parties agree to abide by, injunctive measures that either party submits in writing for arbitration claims requiring immediate relief. Additionally, nothing in this Section shall preclude either Party from seeking equitable relief or interim or provisional relief from a court of competent jurisdiction, including a temporary restraining order, preliminary injunction or other equitable relief, concerning a dispute either prior to or during arbitration if necessary to protect the interests of such party or to preserve the status quo pending the arbitration proceeding. Each side must bear its own costs and legal fees during the pendency of the arbitration. A Party’s failure to pay any costs or fees required to proceed in the arbitration, as they timely come due, shall result in an immediate default against that Party. The prevailing Party in the arbitration shall be entitled to recoup all its reasonable attorneys’ fees and costs from the nonprevailing, including, without limitation, all of its costs relating to the arbitration. The arbitrator’s final award shall include this assessment of costs and fees.

6.6 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (a) personally served, (b) delivered by reputable air courier service with charges prepaid next business day delivery, or (c) transmitted by hand delivery, or email as a PDF, addressed as set forth below or to such other address as such party shall have specified most recently by written notice given in accordance herewith. Any notice or other communication required or permitted to be given hereunder shall be deemed effective upon hand delivery or delivery by email at the address designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received).

** Signature Pages Follows **

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Execution Date.

EON Resources Inc., f/k/a HNR Acquisition Corp.

By:
Name:
Title:
Address:	3730 Kirby Dr., Ste 1200, Houston, TX 77098
E-mail:

Noteholder

By:
Name:
Address:
E-mail:

[Signature Page to Exchange Agreement]

EXHIBIT A

CONVERTIBLE PROMISSORY NOTE

See attached